MFS(R) Variable Insurance Trust II

                         MFS(R) Global Growth Portfolio

                      Supplement to the Current Prospectus

Effective July 1, 2008, the sub-section entitled "Portfolio Manager(s)" under the main heading "IV-Management of the Fund" is hereby restated as follows, with respect to the Global Growth Portfolio only:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager     Primary Role        Since      Title and Five Year History

Barry Dargan          Portfolio Manager   2003       Investment Officer of MFS;
                                                     employed in the Investment
                                                     area of MFS since 1996.

Jeffrey Constantino   Portfolio Manager   July 2008  Investment Officer of MFS;
                                                     employed in the Investment
                                                     area of MFS since 2000.


                  The date of this Supplement is June 4, 2008.